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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-05493, 333-24015, 333-26785, 333-69811 and
333-69813.




                                            ARTHUR ANDERSEN LLP

Dallas, Texas
March 16, 1999